                    --------------------------------------


                                 Annual Report
                               December 31, 1999

                                  Legg Mason
                                   Financial
                                   Services
                                     Fund

                                Navigator Class


                            [Legg Mason Funds Logo]


                           The Art of Investing/SM/


                    --------------------------------------

To Our Shareholders,

  We are pleased to provide you with Legg Mason Financial Services Fund's Navigator Class report for the year ended December 31, 1999. With this report, we welcome the Financial Services Fund and its shareholders to the Legg Mason Family of Funds. The Fund, formerly a series of the Bartlett Capital Trust, reorganized as a Legg Mason Fund on October 5, 1999, following the approval given by its shareholders at a special meeting held on September 23, 1999.

  Amy LaGuardia and Miles Seifert, the Fund's portfolio managers, discuss the investment outlook and the Fund's Navigator Class performance on the following page. The Navigator Class commenced operations on October 7, 1999.

  Ernst & Young LLP, Financial Services Fund's independent auditors, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 1999, are included in this report.

  We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.


                                  Sincerely,

                                  /s/ Edward A. Taber, III
                                  ------------------------
                                  Edward A. Taber, III
                                  President
February 7, 2000

Portfolio Manager's Comments
Financial Services Fund

  As investors in financial stocks in 1999, we felt like the proverbial orphan character in a Dickens novel with his nose pushed up against the glass of a fancy restaurant watching the "others" eat. By "others," we mean tech stock investors. The majority of stocks that did well last year were technology related. For the quarter ended December 31, 1999, our benchmark, the Lipper Financial Services Index, was up +4.78%. Since its inception on October 7, 1999, the Legg Mason Financial Services Fund Navigator Class posted a return of +2.37%. This was due to being heavily weighted in two of the poorest performing subsectors of financial services--regional banks and insurance stocks.

  A simple explanation for the poor performance of financial stocks is interest rates. The Fed raised rates three times last year with the threat of more increases in the New Year. In print, Mr. Greenspan is concerned about the strong economy bringing on inflation, but according to rumors he is afraid of the stock market "bubble." We don't know how he can accomplish a growing economy with an orderly stock market and thus don't envy his job. Perhaps some people don't envy our jobs either. We are glad for the New Year and feel the light, while not precisely at the end of the tunnel, is at least visible. In other words, we believe we are closer to the end of the interest rate increases than we were a year ago. Our holdings continue to show strong earnings growth and good fundamentals, which will be recognized by investors once the interest rate scare is over.

  The recent market performance of financial stocks has made mergers quite scarce, despite the repeal of Glass-Steagall. This was the depression-era law that prohibited banks, brokers and insurance companies from merging. When the solid earnings growth begins to be reflected in better market performance, we expect many mergers among financial companies. Insurance stocks should be the prime take-out candidates from banks and/or other insurance companies, both domestic and foreign. We remain committed to owning regional banks and insurance stocks despite their poor performance in 1999 because we see good earnings growth as well as merger activity.

  Now that 1999 is over and all of the holdings in the Fund have reported solid earnings, we are quite confident that 2000 will be an equally positive year for earnings results. All of the managements of our financial companies share our enthusiasm for 2000 earnings results. What we find so frustrating is the fact the market will not acknowledge that financial companies are much better able to withstand interest rate increases than in the past due to a combination of technology and revenue diversification. As a consumer of financial services, one can readily see this diversification in the form of fees as well as many more products offered. Despite the increasing chance of higher interest rates this year we still see the earnings of these companies showing double digit growth. We believe for long-term investing, earnings are the key.

  In keeping with our Dickensian theme, this is either the best of all times to invest in financial stocks or the worst. We believe it is the best of times and investors will be rewarded for their patience.



                                                   Gray, Seifert & Co., Inc.

February 1, 2000

Statement of Net Assets
December 31, 1999
(Amounts in Thousands)

   Legg Mason Financial Services Fund

                                                    Shares/Par      Value
   ---------------------------------------------------------------------------
Common Stocks and Equity Interests -- 99.9%

   Asset Management -- 2.4%
   T. Rowe Price Associates, Inc.                        14       $   498
   Waddell & Reed Financial, Inc.                        15           407
                                                                  -------
                                                                      905
                                                                  -------
   Brokerage Firms -- 4.2%
   A.G. Edwards, Inc.                                    10           321
   Merrill Lynch & Co., Inc.                              7           584
   Paine Webber Group Inc.                               10           369
   Ragen Mackenzie Group Incorporated                    18           324/A/
                                                                  -------
                                                                    1,598
                                                                  -------
   Finance -- 2.3%
   Financial Federal Corporation                         20           456/A/
   SLM Holding Corporation                               10           402
                                                                  -------
                                                                      858
                                                                  -------
   Financial Technology Companies -- 6.6%
   DST Systems, Inc.                                      7           496/A/
   Fiserv, Inc.                                          14           536/A/
   Jack Henry & Associates, Inc.                         10           537
   The BISYS Group, Inc.                                  8           522/A/
   Transaction Systems Architects, Inc.                  14           392/A/
                                                                  -------
                                                                    2,483
                                                                  -------
   Insurance -- 12.4%
   American General Corporation                           7           516
   American International Group, Inc.                     4           473
   Jefferson-Pilot Corporation                            8           512
   Lincoln National Corporation                          11           456
   Medical Assurance, Inc.                               10           201/A/
   Nationwide Financial Services, Inc.                   13           363
   Philadelphia Consolidated Holding Corp.               20           290/A/
   Protective Life Corporation                           14           445
   ReliaStar Financial Corp.                             12           455
   StanCorp Financial Group, Inc.                        15           378
   The Progressive Corporation                            4           278
   UnumProvident Corporation                             10           305
                                                                  -------
                                                                    4,672
                                                                  -------
   Miscellaneous -- 21.5%
   Albertson's Inc.                                      10           306
   CVS Corporation                                       10           399
   Dayton Hudson Corporation                              6           411
   Eli Lilly and Company                                  7           432

                                                    Shares/Par      Value
   ---------------------------------------------------------------------------
   Miscellaneous -- Continued
   Furniture Brands International, Inc.                  14       $   308/A/
   Guidant Corporation                                    7           306/A/
   Hershey Foods Corporation                              8           356
   Hooper Holmes, Inc.                                   21           541
   Johnson & Johnson                                      4           410
   Kohl's Corporation                                     7           523/A/
   MCI WorldCom, Inc.                                     6           318/A/
   Medtronic, Inc.                                       13           474
   Pfizer Inc.                                           13           409
   Riviana Foods, Inc.                                   13           237
   Safeway Inc.                                           9           313/A/
   The Home Depot, Inc.                                  10           669
   The Kroger Co.                                        17           321/A/
   Wal-Mart Stores, Inc.                                  8           574
   Walgreen Co.                                          17           497
   Wm. Wrigley Jr. Company                                4           315
                                                                  -------
                                                                    8,119
                                                                  -------
   Regional Banks -- 33.4%
   AmSouth Bancorporation                                15           290
   BancWest Corporation                                  15           288
   BB&T Corporation                                      14           370
   Cascade Bancorp                                       17           219
   CCB Financial Corporation                              7           283
   Centennial Bancorp                                    33           350/A/
   Centura Banks, Inc.                                    6           243
   City National Corporation                             13           428
   Colorado Business Bankshares, Inc.                    16           204
   Commerce Bancshares, Inc.                             12           409
   Community First Bankshares, Inc.                      13           205
   Cullen/Frost Bankers, Inc.                            13           335
   Fifth Third Bancorp                                    7           514
   First Security Corporation                            20           511
   First Tennessee National Corporation                  13           370
   Firstar Corporation                                   17           362
   Frontier Financial Corporation                         7           140
   Greater Bay Bancorp                                   15           643
   Marshall & Ilsley Corporation                          7           458
   Mid-State Bancshares                                  15           486
   Mississippi Valley Bancshares, Inc.                   10           270
   National Bancorp of Alaska, Inc.                       9           239
   North Fork Bancorporation, Inc.                       21           367
   Old Kent Financial Corporation                        10           336

                                                    Shares/Par      Value
   ---------------------------------------------------------------------------
   Regional Banks -- Continued
   Pacific Capital Bancorp                               16      $   489
   Pacific Century Financial Corporation                 21          383
   Seacoast Banking Corporation of Florida               10          272
   SouthTrust Corporation                                 9          321
   Southwest Bancorporation of Texas, Inc.               12          238/A/
   State Street Corporation                               7          475
   TCF Financial Corporation                             14          348
   Texas Regional Bancshares, Inc.                       15          439
   West Coast Bancorp                                    19          252
   Westamerica Bancorporation                            10          279
   Wilmington Trust Corporation                           8          362
   Zions Bancorporation                                   8          444
                                                                 -------
                                                                  12,622
                                                                 -------
   Savings and Loan -- 3.5%
   First Washington Bancorp, Inc.                        10          148
   FirstBank Corp.                                       16          215
   Harbor Florida Bancshares, Inc.                       30          388
   Peoples Heritage Financial Group, Inc.                20          301
   Washington Mutual, Inc.                               10          260
                                                                 -------
                                                                   1,312
                                                                 -------
   Super-Regional Banks -- 10.1%
   Bank One Corporation                                  10          321
   BankAmerica Corporation                                6          301
   Comerica Incorporated                                  8          374
   FleetBoston Financial Corporation                     13          435
   National City Corporation                             12          284
   Northern Trust Corporation                            12          636
   SunTrust Banks, Inc.                                   6          434
   U.S. Bancorp                                          10          238
   Wachovia Corporation                                   6          408
   Wells Fargo Company                                   10          404
                                                                 -------
                                                                   3,835
                                                                 -------
   Technology -- 3.5%
   Computer Sciences Corporation                          5          473/A/
   International Business Machines Corporation            5          486
   Synopsys, Inc.                                         6          387/A/
                                                                 -------
                                                                   1,346
                                                                 -------
   Total Common Stocks and Equity Interests
    (Identified Cost -- $39,092)                                  37,750
   ---------------------------------------------------------------------------

                                                                    Value
   ---------------------------------------------------------------------------
   Total Investments -- 99.9%
    (Identified Cost -- $39,092)                                  $37,750
   Other Assets Less Liabilities -- 0.1%                               20
                                                                  -------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
    3,015 Primary Class shares outstanding          $30,514
      990 Class A shares outstanding                 10,008
        1 Navigator Class shares outstanding              5
   Accumulated net realized gain/(loss) on
    investments                                      (1,415)
   Unrealized appreciation/(depreciation) of
    investments                                      (1,342)
                                                    -------
   Net assets -- 100.0%                                           $37,770
                                                                  =======
   Net asset value per share:

     Primary Class                                                  $9.41
                                                                    =====
     Class A                                                        $9.49
                                                                    =====
     Navigator Class                                                $9.50
                                                                    =====
   Maximum offering price per share:

    Class A                                                         $9.96
                                                                    =====
   ---------------------------------------------------------------------------

   /A/Non-income producing.

   See notes to financial statements.

 Statement of Operations
 For the Year Ended December 31, 1999
 (Amounts in Thousands)

 Legg Mason Financial Services Fund

   ---------------------------------------------------------------------------
Investment Income:
 Dividends                                                           $   568
 Interest                                                                  2
                                                                     -------
   Total income                                                          570

Expenses:
 Management fee                                      $   376
 Distribution and service fees                           301
 Transfer agent and shareholder servicing expense         29
 Audit and legal fees                                     55
 Custodian fee                                            80
 Directors' fees                                          37
 Registration fees                                        52
 Reports to shareholders                                  13
 Other expenses                                           14
                                                     -------
                                                         957
 Less fees waived                                       (187)
                                                     -------
  Total expenses, net of waivers                                         770
                                                                     -------
 Net Investment Income/(Loss)                                           (200)

Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on investments                (1,415)
   Change in unrealized appreciation/(depreciation)
    of investments                                    (2,359)
                                                     -------
   Net Realized and Unrealized Gain/(Loss) on Investments             (3,774)
   ---------------------------------------------------------------------------
   Change in Net Assets Resulting From Operations                    $(3,974)
   ---------------------------------------------------------------------------

   See notes to financial statements.

 Statement of Changes in Net Assets
 (Amounts in Thousands)

 Legg Mason Financial Services Fund

                                                               Year Ended              Period Ended
                                                           December 31, 1999       December 31, 1998/A/
 --------------------------------------------------------------------------------------------------------
Change in Net Assets:
 Net investment income/(loss)                                 $  (200)                 $    (5)
 Net realized gain/(loss) on investments                       (1,415)                      --
 Change in unrealized appreciation/(depreciation)
  of investments                                               (2,359)                   1,017
 --------------------------------------------------------------------------------------------------------
 Change in net assets resulting from operations                (3,974)                   1,012
 Change in net assets from Fund share transactions:
  Primary Class                                                16,732                   13,939
  Class A                                                       2,958                    7,097
  Navigator Class                                                   5                       --
 --------------------------------------------------------------------------------------------------------
 Change in net assets                                          15,721                   22,048

Net Assets:
 Beginning of period                                           22,049                        1
 --------------------------------------------------------------------------------------------------------
 End of period                                                $37,770                  $22,049
 --------------------------------------------------------------------------------------------------------
 Undistributed net investment income/(loss)                   $    --                  $    --
 --------------------------------------------------------------------------------------------------------

 /A/For the period November 16, 1998 (commencement of operations) to December 31, 1998.

                   ----------------------------------------

Financial Highlights


  Contained below is per share operating performance data for a Navigator Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                             Investment Operations               Distributions
                                                -------------------------------------------   ---------------------
                                    Net Asset       Net         Net Realized        Total        From        From    Net Asset
                                     Value,     Investment     and Unrealized       From         Net         Net       Value,
                                    Beginning     Income/      Gain/(Loss) on    Investment   Investment   Realized    End of
                                    of Period     (Loss)        Investments      Operations     Income      Gains      Period
---------------------------------------------------------------------------------------------------------------------------------
Navigator  Class Shares
  Period Ended Dec. 31, 1999/A/       $9.27      $.01/B/           $.22           $.23          $--          $--       $9.50
---------------------------------------------------------------------------------------------------------------------------------
                                                             Ratios/Supplemental Data
                                      ---------------------------------------------------------------------------
                                                                       Net
                                                                    Investment                    Net Assets,
                                                   Expenses       Income (Loss)   Portfolio         End of
                                        Total     to Average       to Average     Turnover          Period
                                      Return/A/   Net Assets       Net Assets       Rate        (in thousands)
-----------------------------------------------------------------------------------------------------------------
Navigator  Class Shares
  Period Ended Dec. 31, 1999/A/       2.37%/C/   1.25%/B,D/      .33%/B,D/        27.1%/D/           $5
-----------------------------------------------------------------------------------------------------------------

/A/For the period October 7, 1999 (inception date of Navigator Class) to
   December 31, 1999.
/B/Net of fees waived pursuant to a voluntary expense limitation of 1.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for the period October 7, 1999 to December 31, 1999 would have been 1.67%.
/C/Not annualized.
/D/Annualized.

See notes to financial statements

   Notes to Financial Statements
   Legg Mason Financial Services Fund
   (Amounts in Thousands)
   -----------------------------------------------------------------------------

1. Significant Accounting Policies:

      Financial Services Fund ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      The Fund consists of three classes of shares: Primary Class and Class A, offered since November 16, 1998, and Navigator Class, offered to certain institutional investors since October 7, 1999. The income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. Information about the Primary Class and Class A is contained in a separate report to the shareholders of those classes.

   Security Valuation

      Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

      Equity securities and options listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

      Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

   -----------------------------------------------------------------------------
      At December 31, 1999, receivables for securities sold and payables for securities purchased for the Fund were as follows:

        Receivable for         Payable for
       Securities Sold     Securities Purchased
       ----------------------------------------
           $190                     $0

   Federal Income Taxes

      No provision for federal income or excise taxes is required since the Fund intends to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

      At December 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $735 expiring in 2007.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the year ended December 31, 1999, investment transactions (excluding short-term securities) were as follows:

      Purchases       Proceeds From Sales
      -----------------------------------
       $29,608              $9,991

      At December 31, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                                        Net
                                                    Appreciation/
        Cost     Appreciation     Depreciation     (Depreciation)
      -----------------------------------------------------------
      $39,092       $3,030          $(4,372)           $(1,342)

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   -----------------------------------------------------------------------------
4. Transactions With Affiliates:

      The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to the agreement, LMFAprovides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets. LMFA has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                                              At
                                                                                       December 31, 1999
                                                                                       -----------------
                                 Management     Expense       Expense Limitation         Advisory Fee
                                    Fee        Limitation       Expiration Date             Payable
   -------------------------------------------------------------------------------------------------------
   Primary Class                   1.00%         2.25%            May 1, 2000               $(14)
   Class A                         1.00%         1.50%            May 1, 2000                 (5)
   Navigator Class                 1.00%         1.25%            May 1, 2000                N.M.*

   -------------
   *N.M. - Not meaningful.


      Prior to October 5, 1999, Bartlett & Co. served as investment adviser to the Fund, under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal year ended December 31, 1998, and for the period January 1, 1999 through October 4, 1999, the Fund paid the adviser a fee of 1.00% of its average daily net assets, net of any waivers.

      Gray, Seifert & Co., Inc. serves as investment sub-adviser to the Fund pursuant to a Sub-Advisory Agreement which was approved by the Board of Directors. For its services under the Sub-Advisory Agreement, Gray, Seifert receives from LMFA (not from the Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to LMFA by the Fund under the Agreement, taking into account any fee waiver arrangements in effect.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee based on the Primary Class and Class A's average daily net assets, computed daily and payable monthly as follows:

                                                  At December 31, 1999
                                                ------------------------
                      Distribution   Service    Distribution and Service
                          Fee          Fee             Fees Payable
   -----------------------------------------------------------------------
   Primary Class         0.75%        0.25%              $(23)
   Class A                 --%        0.25%                (1)

      No brokerage commissions were paid to Legg Mason or its affiliates by the Fund during the year ended December 31, 1999. Legg Mason has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $6 for the year ended December 31, 1999.

      LMFA, Gray Seifert & Co., Inc. and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

-------------------------------------------------------------------------------
5. Line of Credit:

      The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1999, the Fund had no borrowings under the line of credit.

6. Acquisition of Bartlett Financial Services Fund:

      Effective October 5, 1999, the Fund acquired all of the assets and assumed all of the liabilities of the Bartlett Financial Services Fund ("Bartlett Fund"), a series of Bartlett Capital Trust (an open-end management company), pursuant to a plan of conversion and termination approved by Bartlett Fund's shareholders on September 23, 1999. The shareholders of Bartlett Fund received shares of the Fund equal to the number and aggregate net asset value (and corresponding class) of their shares in the Bartlett Fund.

      The acquisition was treated as a tax-free reorganization and accordingly any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Bartlett Fund. As such, the Fund's basis in the securities acquired reflects their historical cost basis as of the date of transfer. The net assets and net unrealized depreciation of the Bartlett Fund as of October 5, 1999, were $37,391 and $3,414, respectively.

      The Bartlett Fund's investment objectives, policies and restrictions were identical to those of the Fund, which had no operations prior to October 5, 1999. For financial reporting purposes, the Bartlett Fund's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

7. Fund Share Transactions:

      At December 31, 1999, there were 375 million shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                                                          Reinvestment
                                                          Sold          of Distributions       Repurchased          Net Change
                                                   ------------------   ----------------    -----------------    -----------------
                                                   Shares      Amount   Shares    Amount    Shares     Amount    Shares    Amount
   -------------------------------------------------------------------------------------------------------------------------------
   --Primary Class
     Year Ended December 31, 1999                  2,363   $23,769        --      $--       (729)    $(7,037)    1,634     $16,732
     Period Ended December 31, 1998/A/             1,388    14,009        --       --         (7)        (70)    1,381      13,939

   --Class A
     Year Ended December 31, 1999                    492   $ 4,979        --      $--       (206)    $(2,021)      286     $ 2,958
     Period Ended December 31, 1998/A/               706     7,112        --       --         (2)        (15)      704       7,097

   --Navigator Class
     Period Ended December 31, 1999/B/                 1   $     5        --      $--         --     $    --         1     $     5
   -------------------------------------------------------------------------------------------------------------------------------

   /A/For the period November 16, 1998 (commencement of operations of this class) to December 31, 1998.
   /B/For the period October 7, 1999 (commencement of operations of this class) to December 31, 1999.

Report of Ernst & Young, LLP, Independent Auditors


To the Shareholders and Directors of Legg Mason Financial Services Fund:

  We have audited the accompanying statement of net assets of Legg Mason Financial Services Fund (the "Fund") as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the period November 16, 1998 (commencement of operations) through December 31, 1998, were audited by other auditors whose report dated February 5, 1999, expressed an unqualified opinion on those financial statements and financial highlights.

  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Financial Services Fund at December 31, 1999, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                        /s/ Ernst & Young LLP
                                        ---------------------


Philadelphia, Pennsylvania
January 26, 2000

Investment Adviser
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Sub-Adviser
   Gray, Seifert & Co., Inc.
   New York, NY

Board of Directors
   John F. Curley, Jr., Chairman
   Edward A. Taber, III, President
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Auditors
   Ernst & Young LLP
   Philadelphia, PA

   This report is not to be distributed unless preceded or accompanied by a prospectus.





                     Legg Mason Wood Walker, Incorporated

                  -------------------------------------------
                               100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                               410 . 539 . 0000


LMF-084
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